UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2021, the Atlantic Power Corporation (“Atlantic Power” or the “Company”), Atlantic Power Preferred Equity Ltd. (“APPEL”), a wholly-owned subsidiary of the Company, Atlantic Power Limited Partnership (“APLP”), a wholly-owned subsidiary of the Company, and Tidal Power Holdings Limited and Tidal Power Aggregator, L.P. (collectively the “Purchasers”), each an affiliate of infrastructure funds managed by I Squared Capital Advisors (US) LLC, entered into an amendment (the “Amendment”) to the Arrangement Agreement dated January 14, 2021 (the “Arrangement Agreement”) and to the plan of arrangement (the “Arrangement”) set out in Schedule A of the Arrangement Agreement (the transaction contemplated thereby, the “Transaction”). The Amendment provides for certain administrative and housekeeping amendments to the Arrangement Agreement and to, among other things, clarify the mechanics surrounding the payment of consideration payable pursuant to the Transaction. The Amendment also adds a step to the Arrangement to, among other things, provide for the creation of a class of non-voting preferred shares in connection with the Pre-Acquisition Reorganization (as defined in the Arrangement Agreement) pursuant to Section 4.12 of the Arrangement Agreement. The creation and issuance of any such shares will not occur until immediately prior to the effective time of the Arrangement and will only occur if the Purchasers have irrevocably waived or confirmed in writing the satisfaction of all conditions to closing in their favor and shall have confirmed in writing that they are prepared, and able, to promptly and without condition proceed to effect the Arrangement. Additional information regarding the Amendment can be found in the supplement to the Company’s definitive information circular and proxy statement dated of even date herewith.

Item 8.01.	Other Events

On April 1, 2021, the Company issued a press release (the “Press Release”) announcing that on March 31, 2021, it executed a new agreement to sell capacity from the Oxnard plant for an additional two years, effective January 1, 2022 through December 31, 2023. Oxnard is an approximately 49 megawatt gas-fired plant located in Oxnard, California. The plant is currently operating under a Resource Adequacy (“RA”) agreement through December 31, 2021. Under this agreement, which satisfies the load obligations of a community choice aggregator, Oxnard receives a fixed monthly capacity payment and has the opportunity to receive revenue from the potential sale of energy and ancillary services. The new RA agreement for 2022 and 2023 will satisfy the load obligations of a different entity than the current one. Oxnard will continue to receive fixed monthly capacity payments and potentially earn revenue from the sale of energy and ancillary services. The capacity payment is modestly higher than the level in place for 2021.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Amendment to Arrangement Agreement and Plan of Arrangement, dated April 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this news release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and under Canadian securities law (collectively, "forward-looking statements").

Certain statements in this news release may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects. These statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of the words “plans”, “expects”, “does not expect”, “is expected”, “budget”, “estimates”, “forecasts”, “targets”, “intends”, “anticipates” or “does not anticipate”, “believes”, “outlook”, “objective”, or “continue”, or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results, “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under “Risk Factors” and “Forward-Looking Information” in the Company’s periodic reports as filed with the U.S. Securities and Exchange Commission (the “SEC”) from time to time for a detailed discussion of the risks and uncertainties affecting the Company. Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Additional Information about the Arrangement and Where to Find It

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This report is being made in respect of the Transaction involving Atlantic Power, APPEL and the Purchasers pursuant to the terms of the Arrangement Agreement by and among Atlantic Power, APPEL and the Purchasers and may be deemed to be soliciting material relating to the Arrangement. In connection with the Transaction, Atlantic Power will file a management information circular and proxy statement relating to a special meeting of the holders of Common Shares with the SEC and Canadian Securities Administrators. Additionally, Atlantic Power will file other relevant materials in connection with the Transaction with the SEC. Securityholders of Atlantic Power are urged to read the management information circular and proxy statement regarding the Transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the Transaction because they will contain important information about the Transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Atlantic Power’s Common Shares. Holders of Atlantic Power’s Common Shares will be able to obtain a copy of the management information circular and proxy statement, and the filings with the SEC and Canadian Securities Administrators that will be incorporated by reference into the management information circular and proxy statement, as well as other filings containing information about the Transaction and the parties to the Arrangement Agreement made by Atlantic Power with the SEC and Canadian Securities Administrators free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Atlantic Power’s website at www.atlanticpower.com. Information contained on, or that may be accessed through, the websites referenced in this report is not incorporated into and does not constitute a part of this report. These website addresses are included only as inactive textual references and are not intended to be active links.

Participants in the Solicitation

Atlantic Power and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Atlantic Power’s Common Shares in respect of the Transaction. Information about Atlantic Power’s directors and executive officers is set forth in the proxy statement and proxy circular for Atlantic Power’s 2020 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian Securities Administrators on April 28, 2020. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the Transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: April 2, 2021	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer